Advisory Hedged Opportunity Fund

Prospectus and Statement of Additional Information Supplement--May 31, 2005

On February 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation, announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals. Upon completion of the transaction, American Express Financial Corporation will be a publicly traded company separate from American Express Company.

In connection with the spin-off, American Express Company's senior management recently made the decision to move the investment team for the Fund from American Express Financial Corporation to American Express Bank, a subsidiary of American Express Company. Post-spin the investment team will no longer be associated with the Fund. The investment team will continue to manage the Fund prior to the spin-off. The impact of this change to the Fund is currently being evaluated by management and the Board of Trustees of the Fund. We estimate the evaluation period will be complete by July 31, 2005. During the evaluation period, the Fund will suspend investor purchases of Fund shares.  The Fund will provide further information to shareholders when its evaluation is complete.